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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 11, 2002

                                 MangoSoft, Inc.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                      0-30781                  87-0543565
           ------                      --------                 ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


             1500 West Park Drive, Suite 190, Westborough, MA 01581
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (508) 871-7300


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Item 5.  Other Events.

         Effective February 11, 2002, the Registrant acquired the fileTRUST online data storage service and related assets from FleetBoston Financial Corporation. As part of the transaction, FleetBoston and the Registrant entered into a two-year enterprise license agreement for the internal use of fileTRUST by FleetBoston's employees and the two companies will continue to market fileTRUST. Terms of the agreement include the payment by the Registrant of an undisclosed amount of cash to FleetBoston and issuance by the Registrant to FleetBoston of a specified number of shares of common stock and warrants to purchase common stock. FleetBoston will also have a seat on the Registrant's Advisory Board.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 Press Release, issued on February 11, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MANGOSOFT, INC.


                                            By: /s/ Robert E. Parsons
                                                --------------------------
                                                Robert E. Parsons
                                                Chief Financial Officer

February 12, 2002

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